UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2009

VERSAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-9309	54-0852979
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6850 Versar Center Springfield, Virginia 22151
(Address of principal executive offices)
(Zip Code)

(703) 750-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On September 22, 2009, Versar, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the fiscal year ended June 26, 2009.  A copy of the press release is attached as Exhibit 99.1.

The press release includes reference to fiscal year 2009 earnings per share excluding a one time investment loss, which is a non-GAAP number. The non-GAAP number of $0.37 is derived from GAAP earnings per share of $0.35 by adding the investment loss per share of $0.02 to GAAP earnings per share. The adjusted earnings per share number is included to enable the reader to understand the impact of this one time loss and to provide earnings per share information more directly comparable to prior periods.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued September 22, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2009	VERSAR, INC.

	By:	/s/ James C. Dobbs
James C. Dobbs
Senior Vice President and General Counsel

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